Exhibit 99.7

TILL CAPITAL LTD.

INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2016 AND 2015

(Unaudited)

1

TILL CAPITAL LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2016	December 31, 2015
	(Unaudited)
Assets
Cash and cash equivalents	$6,493,470	$1,519,881
Investments (Note 5)	15,652,833	24,183,191
Investment, equity method (Note 5)	1,070,100	1,089,570
Unpaid losses and loss adjustment expenses ceded (Note 6)	7,746,733	7,304,975
Unearned premiums ceded (Note 7)	2,329,612	1,615,977
Reinsurance recoverables	2,308,907	1,994,350
Deferred policy acquisition costs (Note 8)	620,178	465,472
Assets held for sale (Note 3)	4,542,639	4,542,639
Promissory note receivable (Note 4)	2,395,534	2,463,262
Property, plant, and equipment	57,889	77,244
Royalty and mineral interests	981,275	1,077,827
Deferred income tax asset	567,603	479,136
Goodwill (Note 9)	3,045,230	2,913,110
Other assets (Note 11)	579,010	619,169

Total Assets	$48,391,013	$50,345,803

Liabilities
Reserve for unpaid losses and loss adjustment expenses (Note 6)	$14,744,441	$14,539,623
Unearned premiums (Note 7)	3,079,109	2,432,468
Reinsurance payables	2,484,139	5,031,132
Accounts payable and accrued liabilities (Note 12)	976,279	1,994,899
Other liabilities	512,025	400,752
	21,795,993	24,398,874

Contingencies (Note 18)

Shareholders' equity (Note 13)
Common stock	3,429	3,429
Additional paid in capital	31,530,709	31,519,775
Treasury stock	(314,678)	—
Accumulated other comprehensive income loss	(2,107,635)	(1,216,461)
Deficit (excluding $105,305,060 reclassified to additional paid in capital in the December 31, 2014 quasi-reorganization)	(4,404,019)	(5,760,374)
Equity attributable to shareholders of Till Capital Ltd.	24,707,806	24,546,369

Non-controlling interests in Silver Predator Corp.	1,887,214	1,400,560

Total shareholders’ equity	26,595,020	25,946,929

Total liabilities and shareholders' equity	$48,391,013	$50,345,803

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

2

TILL CAPITAL LTD.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Revenue
Insurance premiums written (Note 6)	$9,983,193	$8,997,841	$29,278,101	$13,090,333
Insurance premiums ceded to reinsurers	(9,751,123)	(8,096,686)	(28,683,823)	(12,149,256)
Net premiums earned	232,070	901,155	594,278	941,077

Consulting and management fee income	121,356	—	415,485	—
Insurance contract novations (Note 6)	—	(5,246,208)	—	(5,246,208)
Investment income (loss), net (Note 5)	1,609,051	299,312	2,857,443	(490,725)
Gain (loss) on sale of equipment and mineral properties	48,958	(7,840)	91,958	(7,840)
Loss from loss of control of subsidiary	—	(291,641)	—	(291,641)
Other revenue	—	80,866	—	312,373
	2,011,435	(4,264,356)	3,959,164	(4,782,964)
Expenses
Losses and loss adjustment expenses, net (Note 6)	248,787	156,546	637,591	268,122
Insurance contract novations (Note 6)	—	(5,113,010)	—	(5,113,010)
General and administrative expenses	439,379	436,699	1,435,445	1,180,519
Salaries and benefits	275,888	1,078,162	1,120,914	2,816,387
Stock-based compensation (Note 13)	1,834	39,725	26,941	453,642
Mining related expenses	51,935	134,524	76,456	288,921
Property, plant, and equipment write-off	—	—	—	103,405
Foreign exchange (gain) loss	36,167	858,428	(195,517)	2,514,159
Interest and other (income) expense	(8)	10,623	(26,247)	122,047
	1,053,982	(2,398,303)	3,075,583	2,634,192
Income (loss) before income taxes and loss on equity method investment	957,453	(1,866,053)	883,581	(7,417,156)

Current income tax benefit (expense) (Note 10)	16,447	(158,900)	(41,088)	(138,603)
Loss on equity method investment (Note 5)	(7,042)	(9,107)	(19,470)	(43,555)

Net income (loss)	$966,858	$(2,034,060)	$823,023	$(7,599,314)
Net income (loss) attributable to:
Shareholders of Till Capital Ltd.	1,016,955	(1,780,884)	854,249	(7,346,650)
Non-controlling interests	(50,097)	(253,176)	(31,226)	(252,664)

Net income (loss)	$966,858	$(2,034,060)	$823,023	$(7,599,314)
Other comprehensive income (loss):
Change in cumulative foreign exchange translation adjustment	(273,888)	(769,077)	263,054	119,363
Change in net unrealized gains on available for sale investments	(367,600)	(34,943)	1,387,646	73,612
Reclassification adjustment for net realized gain (loss) on available for sale investments	(239,055)	(32,829)	(1,412,454)	(30,728)
Other comprehensive income (loss)	(880,543)	(836,849)	238,246	162,247

Net comprehensive income (loss)	$86,315	$(2,870,909)	$1,061,269	$(7,437,067)
Basic and diluted income (loss) per share of Till Capital Ltd.	$0.30	$(0.52)	$0.25	$(2.12)
Weighted average number of shares outstanding	3,399,922	3,429,284	3,418,526	3,462,606

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

3

TILL CAPITAL LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended
	September 30, 2016	September 30, 2015
Cash flows from operating activities
Net income (loss)	$823,023	$(7,599,314)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	175,895	70,932
Stock-based compensation	10,934	453,642
Gain on sale of property, plant, and equipment	(80,458)	—
Gain on investments	(2,868,943)	(254,673)
Loss on equity method investment	19,470	43,555
Impairment losses and write-offs	—	111,245
Other non-cash items, net	41,088	430,244
	(1,878,991)	(6,744,369)
Changes in non-cash working capital items:
(Increase) decrease in reinsurance recoverables	(314,557)	420,015
Increase in unpaid losses, loss adjustment expenses, and amounts ceded	(236,940)	(779,395)
Increase (decrease) in reinsurance payables	(2,546,993)	5,316,634
Increase in deferred policy acquisition costs	(154,706)	(427,049)
Increase in deferred income tax asset	(129,555)	—
Increase (decrease) in unearned premiums	(66,994)	213,738
Increase (decrease) in accounts payable and accrued liabilities	(907,347)	(403,395)
Other working capital changes	30,536	336,826
	(6,205,547)	(2,066,995)
Cash flows from investing activities
Proceeds from sales of available for sale investments	5,068,084	55,225
Sales of held for trading investments, net	4,932,699	4,656,585
Sales of mineral properties	215,235	—
Sales of property, plant, and equipment	43,000	15,646
Purchase of Omega Insurance Holdings, Inc. net of cash received	—	(12,326,571)
Development costs capitalization	(202,081)	—
Increase in mineral properties	—	(24,697)
	10,056,937	(7,623,812)
Cash flows from financing activities
Proceeds received from private placement	574,498	—
Purchase of Till Capital Ltd. shares (Note 13)	(314,678)	(841,520)
Proceeds from promissory note receivable (Note 4)	546,545	—
Other items, net	—	(49,883)
	806,365	(891,403)

Increase (decrease) in cash and cash equivalents	4,657,755	(10,582,210)
Effects of foreign exchange rate changes on cash	315,834	2,514,160
Cash and cash equivalents, beginning of the period	1,519,881	17,034,451

Cash and cash equivalents, end of the period	$6,493,470	$8,966,401

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

4

TILL CAPITAL LTD.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended September 30, 2016 and 2015

(Unaudited)

1.   BASIS OF PRESENTATION AND CHANGE IN PRESENTATION CURRENCY

Basis of presentation and measurement

The interim condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In the opinion of management, the accompanying interim condensed consolidated financial statements contain all normal and recurring adjustments necessary to fairly present the consolidated financial position of Till and its subsidiaries at September 30, 2016 and December 31, 2015 and the results of operations and comprehensive income (loss) for the three months and nine months ended September 30, 2016 and 2015 and cash flows for the nine months ended September 30, 2016 and 2015. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and notes thereto. Actual results could differ from those estimates.

The interim condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes thereto included in Till's latest annual report on Form 10-K for the year ended December 31, 2016.

Prior to 2016, Till prepared its financial statements under International Financial Reporting Standards ("IFRS"), as issued by the International Accounting Standards Board ("IASB"), for reporting as required by securities regulators in Canada, and as permitted in the United States ("U.S.") based on Till's status as a foreign private issuer as defined by the U.S. Securities and Exchange Commission (the "SEC") for foreign private issuers. During 2016, Till determined that it no longer qualified as a foreign private issuer under the SEC rules. As a result, beginning with Till's annual report on Form 10-K for the year ended December 31, 2016, Till is required to comply with all of the periodic disclosure and current reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, applicable to U.S. domestic issuers. Under the Toronto Securities Exchange - Venture ("TSX-V") regulations,Till is permitted in Canada to prepare its consolidated financial statements in accordance with GAAP. The transition to GAAP was made retrospectively for all periods presented in Till's 2016 Form 10-K, including the consolidated financial statements.

The consolidated financial statements have been prepared in U.S. dollars as if the U.S. dollar had been the presentation currency since January 1, 2015. The functional currency for Till is the U.S. dollar. The exchange rates used in converting Canadian dollars to U.S. dollars were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Exchange rate comparisons at period end	US$1 = CDN$1.3143	US$1 = CDN$1.3410	US$1 = CDN$1.3143	US$1 = CDN$1.3410
Average exchange rate for the period	US$1 = CDN$1.3041	US$1 = CDN$1.3068	US$1 = CDN$1.3221	US$1 = CDN$1.2587

The exchange rate comparison at December 31, 2015 was US$1 = CDN$1.3870.

Basic and diluted income (loss) per restricted voting share are calculated on Till's loss expressed in U.S. dollars attributable to Till's shareholders divided by the weighted average number of Till shares outstanding during the year.

Exchange listing

In May 2015, Till completed a U.S. exchange listing to broaden its access to capital markets. Till’s restricted voting shares commenced trading on the NASDAQ Market Exchange ("NASDAQ") on May 26, 2015. Till’s Board of Directors also made a decision to change the currency presentation in Till's financial statements from Canadian dollars to U.S. dollars so that (i) investors in the U.S. can more easily understand Till’s financial results of operations and financial position, and (ii) Till's financial statements are more comparable to other companies in the U.S. market.

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2.   SIGNIFICANT ACCOUNTING POLICIES

There have been no changes to Till's significant accounting policies as described in Till's annual report on Form 10-K for the year ended December 31, 2016.

Accounting pronouncements

The recent accounting pronouncements described below have had or may have a significant effect on Till's consolidated financial statements or on its disclosures on future adoption. Till does not discuss recent pronouncements that (i) are not anticipated to have an impact on Till or (ii) are unrelated to Till's financial condition, results of operations, or related disclosures.

In May 2014, the Financial Accounting and Standards Board ("FASB") issued Accounting Standard Update ("ASU") No. 2014-09, Revenue from Contracts with Customers (Topic 606). Topic 606 provides guidance on revenue recognition for entities that enter into contracts with customers to transfer goods or services or enter into contracts for the transfer of nonfinancial assets. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that represents the consideration that the entity expects to be entitled to in exchange for those goods or services. Additional disclosures are required to provide quantitative and qualitative information regarding the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Topic 606 is effective for annual reporting periods, and interim reporting periods within those annual periods, beginning after December 15, 2017. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. Till is continuing to evaluate the impact of the new guidance on its consolidated financial statements. Till believes the new guidance will be less complex and will not have a significant impact on its financial statements.

In May 2015, the FASB issued ASU No. 2015-09, Financial Services - Insurance (Topic 944), that requires additional disclosures for short-duration insurance contracts. Till adopted those disclosures as of December 31, 2016, and has included, in Note 7 of the audited consolidated financial statements for the year ended December 31, 2016, disclosures that provide more information about initial claim estimates and subsequent adjustments to those estimates, the methodologies and judgments used to estimate claims, and, if available, the timing, frequency, and severity of claims. This guidance requires a change in disclosure only and adoption of this guidance did not have any effect on Till's financial condition or results of operations.

In September 2015, the FASB issued ASU Topic 2015-16, Business Combinations (Topic 805): Simplifying the Accounting for Measurement-Period Adjustments, that allows an entity to recognize adjustments to provisional amounts in a business combination in the reporting period in which the adjustment amounts are determined. Topic 805 is effective for fiscal year 2017 and is expected to be adopted by Till in 2017. Till does not expect the adoption of this standard to have a material impact on its financial statements.

In January 2016, the FASB issued ASU Topic 2016-01, Financial Statements - Overall (Topic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, that requires equity investments to be measured at fair value with changes in fair value recognized in income, use of the exit price notion when measuring the fair value of financial instruments for disclosure purposes, separate presentation of financial assets and financial liabilities by measurement category and form of financial asset on the balance sheet or the accompanying notes to the financial statements, present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument- specific credit risk, and eliminates the requirement to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet. Topic 825-10 is effective for annual periods beginning after December 15, 2017, including interim periods within those annual periods, with early adoption permitted for certain requirements. Till is assessing the impact of adopting this accounting standard on its consolidated financial statements and related disclosures.

In February 2016, the FASB issued guidance that affects the recognition, measurement, presentation and disclosure of leases. The new guidance requires substantially all leases to be reported on the balance sheet as right-to-use assets and lease liabilities, as well as additional disclosures. The standard is effective as of January 1, 2019, and early adoption is permitted. While Till has limited leasing activities, Till is in the early stages of evaluating the impact of the new guidance on its consolidated financial statements.

6

In March 2016, the FASB issued ASU Topic 2016-09, Compensation-Stock Compensation (Topic718), that requires recognition of the excess tax benefits or deficiencies of share-based awards through net income rather than through additional paid in capital. Additionally, the guidance allows for an election to account for forfeitures related to share-based payments either as they occur or through an estimation method. Till expects to adopt this guidance beginning in the first quarter of 2017.

No other new accounting pronouncement issued or effective during 2016 had or is expected to have a material impact on Till's consolidated financial statements or disclosures.

3.   ASSETS HELD FOR SALE

In the second quarter of 2015, Till's controlled subsidiary, Silver Predator Corp. ("SPD"), of which Till, through its 100% owned subsidiary Resource Re Ltd. ("RRL"), owns 64% of the outstanding shares, announced its intention to realize value from some of its assets by initiating a process to sell all, or part, of the tangible and mineral property assets at some of its properties in Nevada. SPD’s Board of Directors and management committed to a plan to sell Springer Mining Company ("SMC") and the Taylor mill. Since initiating that process, active negotiations have been held related to the sale of those assets.

SPD informed Till that SPD considers it probable that (i) the sale of SMC will be completed in one year; therefore, those assets are classified as assets held for sale and are measured at the lower of carrying amount and fair value less the cost to sell at September 30, 2016 and (ii) the sale of the remaining Taylor mill assets is expected to be complete within one year; therefore, those assets are classified as assets held for sale and are measured at the lower of carrying amount and fair value less cost to sell at September 30, 2016. Assets held for sale at September 30, 2016 and December 31, 2015 are as follows:

	September 30, 2016	December 31, 2015
Assets:
Mineral properties - Springer	$544,071	$544,071
Property, plant, and equipment - Springer	3,998,568	3,998,568
	$4,542,639	$4,542,639

Taylor Mill assets had a book value of $-0-.

4.   PROMISSORY NOTE RECEIVABLE

Till holds a promissory receivable from Golden Predator Mining Corp. ("GPY") with a face amount of CDN$3,753,332 (US$2,570,950). That promissory note bears interest at 6% per annum to June 1, 2016, 8% per annum through to June 1, 2017, 10% per annum through to June 1, 2018, and 12% thereafter.

The first installment of CDN$717,450 (US$546,546) was received on May 25, 2016. The note is repayable in amounts, including interest, of CDN$721,769 on June 1, 2016, CDN$1,256,000 on June 1, 2017, CDN$1,320,000 on June 1, 2018, and CDN$1,232,000 on June 1, 2019. All amounts are to be paid in cash. That promissory note is secured by the shares of GPY's 100% owned subsidiary, Golden Predator Exploration, Ltd., and by GPY's interests in the Brewery Creek and 3 Aces properties.

The promissory note was initially recognized at fair value, and is subsequently being carried at amortized cost using the effective interest rate method.

Fair value of note at December 31, 2015	$2,463,262
Principal payment on May 25, 2016	(421,522)
Accrued Interest	203,617
Foreign exchange gain	150,177
Carrying value, September 30, 2016	$2,395,534

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5.   INVESTMENTS

The following tables summarize the differences between amortized cost and fair value, by major investment category, at September 30, 2016 and December 31, 2015:

Trading investments

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
September 30, 2016:
Equity securities - natural resource sector	$1,371,344	$44,594	$110,605	$1,305,333
Equity securities - all other sectors	1,120,076	—	406,645	713,431
	$2,491,420	$44,594	$517,250	$2,018,764
December 31, 2015:
Equity securities - natural resource sector	$2,084,927	$410,850	$324,920	$2,170,857
Equity securities - all other sectors	800,924	730,443	2,155	1,529,212
	$2,885,851	$1,141,293	$327,075	$3,700,069

Available for sale investments

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
September 30, 2016:
Canadian government bonds and provincial bonds	$8,150,171	$220,042	$—	$8,370,213
Equity securities - bond funds	4,564,330	3,646	8,263	4,559,713
Equity securities - natural resource sector	337,573	368,554	1,984	704,143
	$13,052,074	$592,242	$10,247	$13,634,069
December 31, 2015:
Canadian government bonds and provincial bonds	$14,478,099	$155,086	$—	$14,633,185
Equity securities - bond funds	4,325,877	12,257	—	4,338,134
Equity securities - natural resource sector	1,072,342	657,151	217,690	1,511,803
	$19,876,318	$824,494	$217,690	$20,483,122

Total Investments

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
September 30, 2016:
Held for trading	$2,491,420	$44,594	$517,250	$2,018,764
Available for sale	13,052,074	592,242	10,247	13,634,069
	$15,543,494	$636,836	$527,497	$15,652,833
December 31, 2015:
Held for trading	$2,885,851	$1,141,293	$327,075	$3,700,069
Available for sale	19,876,318	824,494	217,690	20,483,122
	$22,762,169	$1,965,787	$544,765	$24,183,191

Realized gain (loss) on investments, net:

Till calculates the gain or loss realized on the sale of investments by comparing the sales price (fair value) to the cost or adjusted/amortized cost of the security sold. Till determines the cost or amortized cost of the bonds sold using the specific-identification method and all other securities sold using the average cost method.

Held for trading investments

The net realized gain from sales of held for trading investments was $1,178,511 for the nine months ended September 30, 2016 and $332,475 for the nine months ended September 30, 2015.

8

Available for sale investments

	2016		2015
	Gains (Losses)	Fair Value at Sale	Gains (Losses)	Fair Value at Sale
Nine months ended September 30,
Equities	$1,429,623	$2,077,635	$30,728	$55,225
Total realized gains	1,429,623	2,077,635	30,728	55,225
Equities	(16,958)	116,864	—	—
Canadian provincial bonds	(211)	2,873,586	—	—
Total realized losses	(17,169)	2,990,450	—	—
Net realized gains (losses)	$1,412,454	$5,068,085	$30,728	$55,225

The following tables summarize Till's fixed maturities by contractual maturity periods. Actual results may differ as issuers may have the right to call or prepay obligations, with or without penalties, prior to the contractual maturity of those obligations.

	September 30, 2016
	Amortized Cost	Percent of Total	Fair Value	Percent of Total
Due in one year or less	$51,211	1%	$51,854	1%
Due after one year through five years	10,239,645	80%	10,382,738	80%
Due after five years through 10 years	2,423,645	19%	2,495,334	19%
Due after ten years	—	—%	—	—%
	$12,714,501	100%	$12,929,926	100%

	December 31, 2015
	Amortized Cost	Percent of Total	Fair Value	Percent of Total
Due in one year or less	$3,952,149	21%	$3,951,504	21%
Due after one year through five years	10,870,885	58	11,008,803	58
Due after five years through 10 years	3,980,942	21	4,011,012	21
Due after ten years	—	—	—	—
Total	$18,803,976	100%	$18,971,319	100%

Net change in unrealized gain (loss) on investments:

Available for sale investments

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Canadian government and provincial bonds	$58,230	$5,144	$64,956	$191,416
Bond funds	(4,612)	—	(16,874)	—
Equities	(660,273)	(72,916)	(72,890)	(148,532)
Included in accumulated other comprehensive income	$(606,655)	$(67,772)	$(24,808)	$42,884

Investment income (expense):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net interest and dividends	$149,353	$56,411	$446,488	$130,338
Investment related expenses	(185,204)	(247,918)	(517,694)	(984,266)
	$(35,851)	$(191,507)	$(71,206)	$(853,928)

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Investment income (loss), net:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Net gain (loss) on held for trading securities	$907,806	$457,990	$1,178,511	$332,475
Net realized gain (loss) on available for sale securities	239,055	32,829	1,412,454	30,728
Change in unrealized loss on derivative liability	498,041	—	337,684	—
Net investment expense	(35,851)	(191,507)	(71,206)	(853,928)
	$1,609,051	$299,312	$2,857,443	$(490,725)

The following table presents information about Till’s assets stated at fair value:

	September 30, 2016
	Total	Level 1	Level 2	Level 3
Canadian government bonds and provincial bonds	$12,929,926	$4,559,713	$8,370,213	$—
Equity securities	2,722,907	2,452,116	270,791	—
Total investments	$15,652,833	$7,011,829	$8,641,004	$—

	December 31, 2015
	Total	Level 1	Level 2	Level 3
Canadian government bonds and provincial bonds	$18,971,320	$4,410,233	$14,561,087	$—
Equity securities	5,211,871	4,585,122	626,749	—
Total investments	$24,183,191	$8,995,355	$15,187,836	$—

The following table presents an aging of Till’s unrealized investment losses on available for sale investments by investment class as of September 30, 2016 and December 31, 2015:

	Less than Twelve Months			Twelve Months or More
	Number of Securities	Gross Unrealized Losses	Fair Value	Number of Securities	Gross Unrealized Losses	Fair Value
September 30, 2016
Equity security - bond fund	1	8,263	2,274,320	—	—	—
Equity security - natural resource sector	—	—	—	1	1,984	15,217
Total	1	$8,263	$2,274,320	1	$1,984	$15,217
December 31, 2015
Equity securities - natural resource sector	1	$15,567	$72,098	3	$202,123	$440,007

Equity Investment in Limited Liability Company

Till, through RRL, has an investment in a limited liability company (“LLC”) that is accounted for under the equity method of accounting that is summarized as follows:

	September 30, 2016	December 31, 2015
Beginning of year	$1,089,570	$1,080,000
Additional investments	—	70,000
Share of accumulated equity method losses	(19,470)	(60,430)
End of period	$1,070,100	$1,089,570
Till's ownership percentage	3.20%	3.21%

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6.   UNPAID LOSSES, LOSS ADJUSTMENT EXPENSES, AND AMOUNTS CEDED

Summary of changes in outstanding losses and loss adjustment expenses ("LAE") and amounts ceded

	Nine Months Ended September 30, 2016			Year Ended December 31, 2015
	Unpaid Losses and LAE	Amounts Ceded	Net	Unpaid Losses and LAE	Amounts Ceded	Net
Balance, beginning of year	$14,539,623	$7,304,975	$7,234,648	$6,771,623	$—	$6,771,623
Omega unpaid losses, LAE and ceded amounts at acquisition	—	—	—	12,296,850	4,233,462	8,063,388
Assumed through assumption reinsurance transactions	—	—	—	7,880,165	6,384,944	1,495,221
Losses and LAE incurred for insured events related to:
Current year	18,213,398	18,071,636	141,762	14,592,727	14,187,692	405,035
Prior years	831,324	335,495	495,829	(2,954,302)	(3,037,977)	83,675
Total incurred	19,044,722	18,407,131	637,591	11,638,425	11,149,715	488,710
Losses and LAE paid:
Current year events	(16,432,761)	(16,431,769)	(992)	(12,865,963)	(12,850,596)	(15,367)
Prior year events	(3,334,479)	(1,969,585)	(1,364,894)	(3,684,433)	(417,788)	(3,266,645)
Total paid	(19,767,240)	(18,401,354)	(1,365,886)	(16,550,396)	(13,268,384)	(3,282,012)
Unpaid losses and LAE related to RRL novated reinsurance contracts	—	—	—	(5,113,010)	—	(5,113,010)
Adjustment due to currency conversion	927,336	435,981	491,355	(2,384,034)	(1,194,762)	(1,189,272)
Balance, end of period	$14,744,441	$7,746,733	$6,997,708	$14,539,623	$7,304,975	$7,234,648

Till acquired Omega Insurance Holdings, Inc. ("Holdings"), including its subsidiaries, Omega General insurance Company ("Omega"), a fully licensed insurance company, and Focus Group, Inc. on May 15, 2015. The Omega unpaid losses, LAE, and amounts ceded at acquisition in the foregoing schedule are related to business written or assumed by Omega at the date of acquisition on business written prior to the date of acquisition.

In September 2015, RRL novated two reinsurance contracts that had been assumed in December 2014 from Multi-Strat Re. As a result of those novations, RRL paid a novation-related premium of $5,246,208 and released its reserve for unpaid losses and LAE of $5,113,010.

The following table depicts written premiums and earned premiums, showing the effects of these components on the Company’s consolidated statements of income (loss) and comprehensive income (loss):

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	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

Premiums written:
Direct	$9,983,186	$8,145,431	$29,278,095	$12,237,923
Assumed	6	852,410	6	852,410
Ceded	(9,780,273)	(7,947,134)	(28,579,610)	(11,938,160)
Net premiums written	$202,919	$1,050,707	$698,491	$1,152,173

Change in unearned premiums:
Direct	$196,296	$(270,257)	$(867,816)	$(1,694,718)
Assumed	—	—	—	—
Ceded	(167,145)	120,705	763,603	1,483,622
Net decrease (increase)	$29,151	$(149,552)	$(104,213)	$(211,096)

Premiums earned:
Direct	$10,179,482	$7,875,174	$28,410,279	$10,543,205
Assumed	6	852,410	6	852,410
Ceded	(9,947,418)	(7,826,429)	(27,816,007)	(10,454,538)
Net premiums earned	$232,070	$901,155	$594,278	$941,077

7.   UNEARNED PREMIUMS

Summary of changes in unearned premiums and unearned premiums ceded

	Nine Months Ended September 30, 2016			Year Ended December 31, 2015
	Unearned Premiums	Unearned Premiums Ceded	Net	Unearned Premiums	Unearned Premiums Ceded	Net
Balance, beginning of year	$2,432,468	$1,615,977	$816,491	$—	$—	$—
Omega acquisition	—	—	—	3,792,978	2,531,853	1,261,125
Premiums written	29,278,101	28,579,610	698,491	20,693,110	20,764,179	(71,069)
Premiums earned	(28,625,083)	(27,959,046)	(666,037)	(18,506,822)	(18,648,114)	141,292
Amortization of unearned premiums	(325,123)	(136,345)	(188,778)	(3,146,630)	(2,395,508)	(751,122)
Adjustment due to currency conversion	318,746	229,416	89,330	(400,168)	(636,433)	236,265
Balance, end of period	$3,079,109	$2,329,612	$749,497	$2,432,468	$1,615,977	$816,491

8.   DEFERRED POLICY ACQUISITION COSTS

Summary of changes in deferred policy acquisition costs

	Nine Months Ended	Year Ended
	September 30, 2016	December 31, 2016
Balance, beginning of year	$465,472	$—
Acquisition costs deferred	8,050,743	5,609,635
Amortization of deferred policy acquisition costs	(7,896,037)	(5,144,163)
Balance, end of period	$620,178	$465,472

9.   GOODWILL

Till attributed $3,368,321 of the Holdings purchase price to goodwill. The amount of goodwill related to the acquisition of Holdings is subsequently adjusted for the foreign exchange translation. The goodwill on Till's balance sheet is summarized as follows:

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	Nine Months Ended	Year Ended
	September 30, 2016	December 31, 2015
Balance, beginning of year	$2,913,110	$—
Acquired goodwill	—	3,368,321
Foreign exchange translation	132,120	(455,211)
Balance, end of period	$3,045,230	$2,913,110

10. INCOME TAXES

Till's income tax benefit (expense) consisted of Canadian current income tax benefit of $16,447 for the three months ended September 30, 2016 (three months ended September 30, 2015 - $158,900 income tax expense) and income tax expense of $41,088 for the nine months ended September 30, 2016 (nine months ended September 30, 2015 - $138,603 income tax benefit).

11. OTHER ASSETS

Summary of other assets

	September 30, 2016	December 31, 2015
Other receivables	$92,773	$96,293
Prepaid expenses and deposits	218,809	179,252
Reclamation bonds	124,468	124,468
Other	142,960	219,156
	$579,010	$619,169

12. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Summary of accounts payable and accrued liabilities

	September 30, 2016	December 31, 2015
Accounts payable	$867,090	$1,622,068
Accrued payroll	46,469	33,159
Securities sold short	62,720	1,988
Financial derivatives	—	337,684
	$976,279	$1,994,899

13. SHAREHOLDER'S EQUITY

Common stock

Till is authorized to issue 12,000,000 shares of restricted voting stock at a par value of $0.001. Shares of Till have restricted voting rights, whereby no single shareholder of Till is able to exercise voting rights for more than 9.9% of the voting rights of the total issued and outstanding Till shares. However, if any one shareholder of Till beneficially owns, or exercises control or direction over, more than 50% of the issued and outstanding Till shares, the 9.9% restriction will no longer apply to the Till shares. At September 30, 2016 and December 31, 2015, there were 3,429,284 issued Till shares.

Stock options and warrants

Till’s Board of Directors may, from time to time and in its sole discretion, award options to acquire shares of the restricted voting stock of Till to directors, employees, and consultants. During the nine months ended September 30, 2016, Till recognized stock-based compensation related to options of $10,934, (nine months ended September 30, 2015 - $412,674), which amounts are included in the consolidated statement of income (loss) and comprehensive income (loss). At September 30, 2016, Till has 110,704 stock options outstanding with a weighted average exercise price of CDN$11.35 ($8.64) and a weighted average remaining term of 2.8 years. During the nine months ended September 30, 2016, Till also recognized stock-based compensation of $16,007 as a result of consolidating SPD (nine months ended September 30, 2015 - $40,968) which amounts are also included in the consolidated statement of income (loss) and comprehensive income (loss).

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Till's Board of Directors may, from time to time and in its sole discretion, issue warrants to acquire shares of the restricted voting stock of Till. At September 30, 2016, Till has 179,500 warrants outstanding with a weighted average exercise price of CDN$9.92 ($7.55) and a weighted average remaining term of 3.2 years.

Normal course issuer bid

On September 25, 2015, Till announced that it has initiated a normal course issuer bid ("NCIB"). Under the NCIB, Till has approval to bid for up to 265,502 common shares, representing 10% of the 2,655,025 shares forming Till's public float. All purchased shares will be returned to treasury and canceled. During the nine months ended September 30, 2016, Till purchased 79,000 common shares for $314,678 through the NCIB.

14. INCOME (LOSS) PER SHARE

Till uses the treasury stock method to calculate diluted income (loss) per share. Following the treasury stock method, the numerator for Till’s diluted income (loss) per share calculation remains unchanged from the basic income (loss) per share calculation, as the assumed exercise of Till’s stock options and warrants does not result in an adjustment to net income or loss.

Stock options to purchase 110,704 restricted voting shares were outstanding at September 30, 2016 (December 31, 2015 – 167,641). Warrants to purchase 179,500 restricted voting shares were outstanding at September 30, 2016 and December 31, 2015. Those stock options and warrants were excluded in the calculation of diluted earnings per share because the exercise price of the awards was greater than the weighted average market value of the restricted voting shares in the nine months ended September 30, 2016.

15. SEGMENT INFORMATION

Till operates in a single segment, which is insurance.

Till's revenue is attributed to the following geographical areas:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue
Canada	$1,292,508	$1,198,147	$2,109,588	$1,339,425
Bermuda	157,989	(5,080,247)	1,704,264	(5,441,722)
United States	560,938	(382,256)	145,312	(680,667)
	$2,011,435	$(4,264,356)	$3,959,164	$(4,782,964)

16. RELATED PARTY DISCLOSURES

Service agreements

Till is party to service agreements with SPD whereby Till provides accounting, corporate communications, technical services, and other management services on a cost-plus recovery basis, and ay September 30, 2015 was party to service agreements with GPY whereby Till provided similar services to SPD on a cost-plus recovery basis. The agreements with GPY were terminated on July 31, 2015. The technical service agreement with SPD was terminated on January 1, 2016, leaving only the accounting and corporate communications service agreements in effect. During the nine months ended September 30, 2016, Till charged SPD a total of $27,000 (nine months ended September 30, 2015 - $192,836) and GPY a total of $-0- (nine months ended September 30, 2015 - $79,376) for those services.

17. CAPITAL MANAGEMENT

Regulatory capital

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Till manages capital on an aggregate basis, as well as individually for each regulated entity. Till's insurance subsidiaries are subject to the regulatory capital requirements defined by the Bermuda Monetary Authority (“BMA”) for RRL and by the Office of Superintendent of Financial Institutions (Canada) (“OSFI”) for Omega.

Till’s objectives when managing capital consist of:

•	Ensuring policyholders in the insurance and reinsurance subsidiaries are well protected while maintaining strong regulatory capital levels.
•	Maximizing long-term shareholder value by optimizing capital used to operate and grow Till.

Till views capital as a scarce and strategic resource. This resource protects the financial well-being of the organization, and is also critical in enabling Till to pursue strategic business opportunities. Adequate capital also acts as a safeguard against possible unexpected losses, and as a basis for confidence in Till by shareholders, policyholders, creditors, and others. For the purpose of capital management, Till has defined capital as shareholders’ equity, excluding accumulated other comprehensive income ("AOCI"). Capital is monitored by Till's Board of Directors.Till's insurance subsidiaries are subject to minimum capital requirements that, in the case of RRL, is $1 million, and, in the case of Omega, the Minimum Capital Test (“MCT”) is calculated based on guidelines established by OSFI. Those amounts are not available to satisfy liabilities of Till or other subsidiaries. Both RRL and Omega are in compliance with those requirements.

RRL

RRL is registered under The Bermuda Insurance Act 1978 and related regulations (the “Act”) that require RRL to file a statutory financial return and maintain certain measures of solvency and liquidity. The required Minimum General Business Solvency Margin at September 30, 2016 was $1 million. The Minimum Liquidity Ratio is the ratio of the insurer’s relevant assets to its relevant liabilities. The minimum allowable ratio is 75%. RRL’s relevant assets at September 30, 2016 were $6.9 million (December 31, 2015 - $5.66 million) and 75% of its relevant liabilities as of September 30, 2016 was $62,277 (December 31, 2015 - $28,671). As of September 30, 2016 and December 31, 2015, RRL is in compliance with those requirements.

Omega

OSFI has set out expectation of a 100% MCT as the minimum and have also set out 150% MCT as the supervisory target for Canadian property and casualty insurance companies. As of September 30, 2016, Omega had total capital available of CDN$8.94 (U.S.$6.8) million (December 31, 2015 - CDN$9.29 (U.S.$6.70) million) and a total capital required of CDN$2.16 (U.S.$1.64) million (December 31, 2015 - CDN$2.27 (U.S.$1.64) million) resulting in a MCT of 414% (December 31, 2015 - 410%) of the required amount. As of September 30, 2016 and December 31, 2015, Omega is in compliance with OSFI's MCT requirement.

Statutory Accounting Practices for RRL and Omega

RRL and Omega follow accounting practices prescribed or permitted by their respective regulators, Bermuda and Canada, respectively. Statutory accounting practices differ from GAAP in certain areas, the most significant being that statutory accounting practices:

•	Require the expensing of policy acquisition costs as incurred, i.e., does not allow for the deferral and amortization of policy acquisition costs, i.e., DPAC.
•	Require that certain investments be recorded at cost or amortized cost and allows bonds to be carried at amortized cost or fair value based on an independent rating.
•	Specify how much, if any, of a deferred income tax asset is reportable as an admitted asset.

18. CONTINGENCIES

Till and its subsidiaries are party to various litigation-related matters in the ordinary course of our business. Till cannot estimate with certainty the ultimate legal and financial liability with respect to those pending litigation matters. However, Till believes, based on its knowledge of such matters, that Till's ultimate liability with respect to those matters will not have a material adverse effect on Till's financial position, results of operations, or cash flows.

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